Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Debt
Debt

Long-term Debt

Long-term debt balances, including obligations for capital leases, and associated interest rates as of December 31, 2016 were as follows:

	December 31,
	2016	2015
	(in millions)
Senior notes with a rate of 5.625%, due 2021	$1,500	$1,500
Senior notes with a rate of 4.250%, due 2024	1,000	—
Senior secured term loan facility with a rate of 3.50%, due 2020	750	4,225
Senior secured term loan facility with an average rate of 3.26%, due 2023	3,209	—
Capital lease obligations with an average rate of 6.34%, due 2018 to 2028	227	227
Other debt with an average rate of 2.65%, due 2018 to 2026	20	20
	6,706	5,972
Less: unamortized deferred financing costs and discount	(90)	(78)
Less: current maturities of long-term debt(1)	(33)	(7)
	$6,583	$5,887
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(1)	Net of unamortized deferred financing costs and discount attributable to current maturities of long-term debt.

Senior Notes

In August 2016, we issued $1.0 billion aggregate principal amount of 4.250% Senior Notes due 2024 (the "2024 Senior Notes") and incurred $20 million of debt issuance costs. Interest on the 2024 Senior Notes is payable semi-annually in arrears on March 1 and September 1 of each year.

As of December 31, 2016 the Senior Notes due 2021 (the "2021 Senior Notes") and the 2024 Senior Notes were guaranteed on a senior unsecured basis by the same subsidiaries as the senior secured credit facility entered into in 2013 (the "Senior Secured Credit Facility"). See below and Note 24: "Condensed Consolidating Guarantor Financial Information" for additional information. The 2021 Senior Notes were redeemed in full in March 2017, see Note 26: "Subsequent Events" for additional information.

Senior Secured Credit Facility

Our Senior Secured Credit Facility consists of a $1.0 billion senior secured revolving credit facility (the "Revolving Credit Facility") and a senior secured term loan facility (the "Term Loans"). The obligations of the Senior Secured Credit Facility are unconditionally and irrevocably guaranteed by us and substantially all of our direct or indirect wholly owned domestic subsidiaries.

In November 2016, we amended the Revolving Credit Facility to extend the maturity to November 2021 and incurred $5 million of debt issuance costs. As of December 31, 2016, we had $45 million of letters of credit outstanding under the Revolving Credit Facility and a borrowing capacity of $955 million. We are required to pay a commitment fee of 0.125 percent per annum under the Revolving Credit Facility in respect of the unused commitments thereunder.

In August 2016, we amended the Term Loans pursuant to which $3,225 million of outstanding Term Loans were converted into a new tranche of Term Loans due October 2023 with an interest rate of LIBOR plus 250 basis points. In connection with the modification of the Term Loans, we recognized an $8 million discount as a reduction to long-term debt in our consolidated balance sheet and $4 million of other debt issuance costs included in other non-operating income, net in our consolidated statement of operations. The Term Loans were amended again in March 2017, see Note 26: "Subsequent Events" for additional information.

Debt Maturities

The contractual maturities of our long-term debt as of December 31, 2016 were as follows:

Year	(in millions)
2017	$40
2018	50
2019	47
2020	798
2021	1,549
Thereafter	4,222
$6,706